UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)  April 24, 2012

CFS BANCORP, INC.
(Exact Name of Registrant as Specified in Its Charter)

INDIANA
(State or Other Jurisdiction of Incorporation)

000-24611	35-2042093
(Commission File Number)	(IRS Employer Identification No.)

707 Ridge Road, Munster, Indiana	46321
(Address of Principal Executive Offices)	(Zip Code)

(219) 836-5500
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                      Submission of Matters to a Vote of Security Holders.

(a), (b).  The 2012 Annual Meeting of Shareholders (the Annual Meeting) of CFS Bancorp, Inc. (the Company) was held on April 24, 2012.  The final number of votes cast with respect to each matter voted on at the Annual Meeting is as follows:

1.  The following individuals were elected as a Class I Director to hold office for a three-year term expiring in 2015 and until their successors are elected and qualified, each by the following vote:

DIRECTOR NOMINEE	FOR	WITHHOLD	BROKER NON-VOTES
Gene Diamond	6,726,435	642,440	2,003,736
Robert R. Ross	6,410,763	958,112	2,003,736

2.  The ratification of the appointment of BKD, LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2012.

FOR	AGAINST	ABSTAIN
9,133,510	211,497	27,604

3.  An advisory (non-binding) vote to approve the Company’s 2011 named executive compensation (say-on-pay).

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
6,082,661	653,708	632,506	2,003,736

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CFS BANCORP, INC.

Date: April 26, 2012	By:	/s/ Joyce M. Fabisiak
Joyce M. Fabisiak
Vice-President